UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                     FORM 8K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 7, 2006

                        Commission File Number: 333-11625

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                       CAPITAL ALLIANCE INCOME TRUST LTD.,
                         A REAL ESTATE INVESTMENT TRUST

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             (Exact name of registrant as specified in its charter)




             Delaware                                         94-3240473
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(State or other Jurisdiction                               (I.R.S. Employer
     of incorporation)                                  Identification Number)
  100 Pine Street
  Suite 2450
  San Francisco, California                                    94111
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  (Address of principal executive office)                    (zip code)

                                 (415) 288-9575
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange
    Act (17 CRF 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CRF 240.13e-4(c))

Item 8.01         Other Event

On June 7, 2006, Capital Alliance Income Trust, Ltd. announced notice of non-compliance with the American Stock Exchange listing requirement. A copy of the press release is attached as Exhibit 99.1.

Exhibit 99.1      Press release dated June 7, 2006

Press Release
               CAPITAL ALLIANCE INCOME TRUST LTD. RECEIVES NOTICE
                OF NONCOMPLIANCE WITH AN AMEX LISTING REQUIREMENT


SAN FRANCISCO - (BUSINESS WIRE) - June 7, 2006 - Capital Alliance Income Trust Ltd. ("CAIT") (AMEX:CAA-News) a residential mortgage REIT, has received notice from the American Stock Exchange ("Exchange") of noncompliance with the Exchange's continued listing standards due to CAIT's delay in filing Form 10-QSB with the Securities and Exchange Commission for the three months ending March 31, 2006.

Richard Wrensen, CAIT's Executive Vice President and Chief Financial Officer explained that the additional time required to reclassify and report CAIT's taxable subsidiary, Capital Alliance Funding Corporation ("CAFC"), as an asset held for disposal at year end December 31, 2005 had delayed the filing of CAIT's Form 10-KSB and has caused the late filing of 2006's first quarter Form 10-QSB.

The Exchange has granted an extension until June 16, 2006 to file Form 10-QSB. At this time CAIT's management expects Form 10-QSB to be filed on or before June 16, 2006.

CAIT is a specialty residential lender, which invests in conforming and high yielding, non-conforming residential mortgage loans on one-to-four unit residential properties located primarily in California. Only residential loans with a combined loan-to-value of 75% or less are originated for CAIT's mortgage investment portfolio. Due to the disposal of CAFC, unsold mortgages with a loan-to-value greater than 75% may be transferred to CAIT.

This document contains "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995) that inherently involve risks and uncertainties. CAIT's actual results, operations and liquidity may differ materially from those anticipated in these forward-looking statements because of changes in the level and composition of CAIT's investments and unseen factors. As discussed in CAIT's filings with the Securities and Exchange Commission, these factors may include, but are not limited to, changes in general economic conditions, the availability of suitable investments, fluctuations in and market expectations of fluctuations in interest rates and levels of mortgage payments, deterioration in credit quality and ratings, the effectiveness of risk management strategies, the impact of leverage, the liquidity of secondary markets and credit markets, increases in costs and other general competitive factors.


Contact:   Capital Alliance Income Trust Ltd., San Francisco
           Richard J. Wrensen, EVP & CFO - 415/288-9575
           rwrensen@calliance.com
           www.calliance.com
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
                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                  CAPITAL ALLIANCE INCOME TRUST, LTD.,
                  A Real Estate Investment Trust


Dated: June 14, 2006                         By: /s/ Richard Wrensen
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                                                 Richard J. Wrensen,
                                                 Chief Financial Officer